Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated July 5, 2017 (this "Amendment"), is entered into among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders party hereto and SunTrust Bank, as Administrative Agent, Swingline Lender and an Issuing Bank.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and SunTrust Bank, as Administrative Agent, Swingline Lender and an Issuing Bank, entered into that certain Credit Agreement dated as of June 22, 2016 (as amended by that certain First Amendment dated as of May 16, 2017 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement");

WHEREAS, the Borrower has requested an amendment to the Credit Agreement;
WHEREAS, the Lenders (by act of the Required Lenders) agree to such requested amendment subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to Credit Agreement.

(a)         The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is amended by adding the following sentence to the end of the first paragraph therein:

Notwithstanding anything to the contrary in the foregoing, in the event the Specified Acquisition is consummated, the Applicable Margin from the date of such consummation until the second Business Day after which the financial statements and Compliance Certificate for the Fiscal Quarter ending September 30, 2017 are required to be delivered shall be at Level III as set forth in the table below.

(b)         In the definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement, the lead-in text of such definition immediately preceding the colon is amended and restated to read as follows:

"Permitted Acquisition" shall mean (I) the Specified Acquisition, so long as (x) the Specified Acquisition has occurred on or before July 31, 2017 and (y) the Specified Acquisition satisfies clauses (a) through (e) below (subject to the last paragraph of Section 2.23) and (II) any other Acquisition that has either has been approved in writing by the Required Lenders or with respect to which all of the following conditions shall have been satisfied:

(c)            Section 1.1 of the Credit Agreement is amended to include, in appropriate alphabetical order, the following new definition:

"Specified Acquisition" shall mean the Acquisition by the Borrower or one or more of its wholly-owned Subsidiaries of substantially all of the assets of Advantage RN, LLC, an Ohio limited liability company, and its Subsidiaries (the "Specified Acquired Business") in a transaction that will result in the Borrower (or one or more of its wholly-owned Subsidiaries) owning substantially all of the assets of the Specified Acquired Business and its Subsidiaries.

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(d)            Section 5.10 of the Credit Agreement is amended by inserting the text ", upon the reasonable request of the Administrative Agent," immediately prior to the text "opinions of counsel" therein.

(e)            The first sentence of Section 5.12 of the Credit Agreement is amended in its entirety to read as follows:

The Borrower shall, and shall cause its Domestic Subsidiaries to, maintain all cash management and treasury business (other than Excluded Accounts) with SunTrust Bank or another Lender or any of their respective Affiliates, including, without limitation, all deposit accounts, disbursement accounts, investment accounts and lockbox accounts; provided however, that with respect to all cash management and treasury business accounts maintained with financial institutions other than SunTrust Bank or any other Lender (or their respective Affiliates) by the Specified Acquired Business or any of its Subsidiaries in existence as of the date of consummation of the Specified Acquisition, the Loan Parties shall have ninety (90) days (or such later date as the Administrative Agent may agree in its sole discretion) to close such accounts and open new or replacement accounts in compliance with this Section 5.12.

2.            Conditions Precedent.  This Amendment shall be effective upon receipt by the Administrative Agent of each of the following:

(a)         a counterpart of this Amendment signed by the Administrative Agent, the Required Lenders, the Borrower and each Guarantor; and

(b)        an amendment fee (the "Amendment Fee") for the account of each of the Lenders consenting to this Amendment on or before June 19, 2017 in an amount equal to five basis points (0.05%) on the sum of such Lender's Revolving Commitments and its portion of the outstanding principal amount of the Term Loan A (but excluding any Incremental Term Loan incurred in connection with the Specified Acquisition).

3.            Miscellaneous.

(a)        This Amendment shall be deemed to be, and is, a Loan Document.

(b)        Effective as of the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)        Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

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(d)        Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)            such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)            this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party's legal, valid and binding obligations, enforceable in accordance with its terms;

(iii)          no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment;

(iv)          all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date; and

(v)            no Default or Event of Default exists.

(e)                This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)                This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law of the State of New York.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: President and Chief Executive Officer

GUARANTORS:	CEJKA SEARCH, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY STAFFING, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY SUPPORT SERVICES, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

MDA HOLDINGS, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ASSIGNMENT AMERICA, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

TRAVEL STAFF, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

LOCAL STAFF, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

MEDICAL DOCTOR ASSOCIATES, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CREDENT VERIFICATION AND LICENSING SERVICES, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

OWS, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

NEW MEDISCAN II, LLC, a California limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

MEDISCAN NURSING STAFFING, LLC, a California limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

MEDISCAN DIAGNOSTIC SERVICES, LLC, a California limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

ADMINISTRATIVE SUNTRUST BANK, AGENT:	as Administrative Agent, as an Issuing Bank, as Swingline Lender and as a Lender

By:
/s/ Sheryl Squires Kerley
Name: Sheryl Squires Kerley
Title: Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BMO HARRIS BANK, N.A.

	By:	/s/ L.M. Junior Del Brocco
	Name:	L.M. Junior Del Brocco
	Title:	Senior Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK UNITED, N.A.

By:	/s/ Vanessa C. Civalero
Name:	Vanessa C. Civalero
Title:	Senior Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/s/ Tamara Dowd
Name:	Tamara Dowd
Title:	Director

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Mark Hardison
Name:	Mark Hardison
Title:	Senior Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	EVP

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT